EXHIBIT 24


                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.




                                             /s/ C. M. Harper
                                             C. M. Harper
































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.



                                             /s/ Robert A. Krane
                                             Robert A. Krane




































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.



                                             /s/ Gerald Rauenhorst
                                             Gerald Rauenhorst




































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.



                                             /s/ Carl E. Reichardt
                                             Carl E. Reichardt




































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.



                                             /s/ Ronald W. Roskens
                                             Ronald W. Roskens




































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.



                                             /s/ Walter Scott, Jr.
                                             Walter Scott, Jr.




































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.




                                             /s/ William G. Stocks
                                             William G. Stocks



































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.



                                             /s/ Frederick B. Wells
                                             Frederick B. Wells




































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of December, 1994.



                                             /s/ Thomas R. Williams
                                             Thomas R. Williams




































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of December, 1994.




                                             /s/ Clayton K. Yeutter
                                             Clayton K. Yeutter



































                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $250,000,000 maximum aggregate offering price of securities of ConAgra, Inc., including but not limited to debt and/or equity securities, and/or securities into which the securities are convertible into or exchangeable for, and/or guarantees or other agreements with respect to securities of subsidiaries of Conagra, Inc., and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 1st day of December, 1994.




                                             /s/ Marjorie M. Scardino
                                             Marjorie M. Scardino